UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 27, 2012

Date of report (Date of earliest event reported)

Feihe International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah	001-32473	90-0208758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Star City International Building, 10 Jiuxianqiao Road, C-16th Floor

Chaoyang District, Beijing, China 100016

(Address of principal executive offices, including Zip Code)

+86 (10) 8457-4688

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Director

On August 29, 2012, Feihe International, Inc. (the “Company”) announced that Mr. James Lewis had notified the Company of his intention to resign from the Company’s board of directors (the “Board”), to be effective following a short transition period. On September 27, 2012, Mr. Lewis’s resignation became effective. Mr. Lewis had no disagreements with the Company and left the Board for business and personal reasons.

Appointment of New Director

Effective September 27, 2012, the Board appointed Mr. Weiqiu (David) Dong as a director. Mr. Dong will serve as the Chair of the Nominating/Corporate Governance Committee of the Board and as a member of the Audit and Compensation Committees of the Board. The Board has determined that Mr. Dong is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. As a director, Mr. Dong may participate in the Company’s compensation arrangements, plans, policies and procedures available to directors and described in the Company’s Annual Report on Form 10-K.

Biographical Information of New Director

Certain biographical and related information regarding Mr. Weiqiu (David) Dong is as follows:

Weiqiu (David) Dong has been a member of the Board since September 2012. Mr. Dong has served as the Chief Financial Officer of China Botanic Pharmaceutical Inc., a botanical products, bio-pharmaceuticals and traditional Chinese medicines company, since December 2010. From November 2008 to November 2010, Mr. Dong served as an investment manager with Hatitac Inc., a financial services company in Canada. From March 2006 to October 2008, Mr. Dong served as an investment manager with HUB International, a financial services company in Canada. From September 2000 to February 2006, Mr. Dong served as an investment manager with Freedom 55 Financial, a financial services company in Canada. Mr. Dong holds a Bachelor of Engineering from North-Western Polytechnic University in China and is a Certified Financial Planner in Canada.

Mr. Dong’s experience as the principal financial officer of a U.S. public company in the agricultural industry, and his management, financial and accounting background, make him a valuable addition to the Board.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description
99.1	Feihe International, Inc. press release announcing director resignation and director appointment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEIHE INTERNATIONAL, INC.

By:	/s/ Leng You-Bin
Leng You-Bin
Chairman and CEO
Date: September 28, 2012

INDEX TO EXHIBITS

Exhibit	Description
99.1	Feihe International, Inc. press release announcing director resignation and director appointment